UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

TIGRENT INC.

(Exact name of registrant as specified in charter)

Colorado	0-27403	84-1475486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida

(Address of principal executive offices)

33904

(Zip code)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On December 11, 2006, the Company received a subpoena from the Department of Justice (“DOJ”) requesting documents and information in connection with an investigation relating to its marketing activities since January 1, 2002. The Company was notified at that time that a grand jury investigation related to the matter had commenced. Neither the Company nor its subsidiaries, nor any of the Company’s present or former directors or officers, had been charged in any indictment.

The Company received a letter, dated December 10, 2010, notifying it that the DOJ no longer considered the Company a target or a subject of a current investigation in the Eastern District of Virginia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2010	TIGRENT INC.

/s/ Steven C. Barre
Steven C. Barre
Interim Chief Executive Officer